UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 30, 2026
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INGRAM MICRO HOLDING CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-42384	86-2249729
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
3351 Michelson Drive, Suite 100, Irvine, CA 92612
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (714) 566-1000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	INGM	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.        Results of Operations and Financial Condition.

On April 30, 2026, Ingram Micro Holding Corporation (“Ingram Micro” or the “Company”) issued a press release announcing the Company’s financial results for the Thirteen Weeks Ended March 28, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.
The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Item 2.02 and in Exhibit 99.1 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 8.01.        Other Events.
On April 30, 2026, the Company announced that its board of directors (the "Board") had declared a cash dividend on the Company’s common stock of $0.084 per share. The dividend is payable on May 26, 2026, to stockholders of record as of May 12, 2026.
On April 30, 2026, the Company also announced that the Board approved an increase to the aggregate amount of common stock, par value $0.01 per share (“Common Stock”), the Company may repurchase in connection with one or more secondary public offerings by affiliates of Platinum Equity, LLC (“Platinum”) under the previously announced stock repurchase program (“Stock Repurchase Program”) from $100 million to $175 million when an independent committee of the Board deems such repurchases are appropriate. After taking into account the privately negotiated transaction on March 9, 2026, pursuant to which the Company repurchased directly from affiliates of Platinum an aggregate number of shares of Common Stock equal to $75 million at a price per share equal to $21.36, the amount that remains available for repurchases under the Stock Repurchase Program is $100 million. The Stock Repurchase Program will expire on January 28, 2027.
Item  9.01.        Financial Statements and Exhibits.
(d)Exhibits.

Exhibit Number	Description

99.1	Press Release of the Company dated April 30, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO HOLDING CORPORATION

By:	/s/ Michael Zilis
Name:	Michael Zilis
Title:	Executive Vice President and Chief Financial Officer
Date: April 30, 2026